UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): October 14, 2015


                              ADDENTAX GROUP CORP.
             (Exact name of Registrant as specified in its charter)

          Nevada                       333-206097               35-2521028
(State or other jurisdiction          (Commission              (IRS Employer
    of incorporation)                 File Number)          Identification No.)

                  70 Av. Allal Ben Abdellah, Fes, Morocco, 3000
                    (Address of principal executive offices)

                                   17026606161
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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SECTION 4. MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On October 14, 2015, Cutler & Co. LLC (the "Former Accountant") informed us that it is merging its SEC auditing practice with Pritchett, Siler & Hardy PC. As a result of the transaction, on October 14, 2015, the Former Accountant resigned as the Company's independent registered public accounting firm and the Company engaged Pritchett, Siler & Hardy PC (the "New Accountant") as the Company's independent registered public accounting firm. The engagement of the New Accountant was approved by the Company's Board of Directors.

The Former Accountant's audit report on the financial statements of the Company for the period from October 28, 2014 (inception) through March 31, 2015 contained no adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles, except that the audit report on the financial statements of the Company for the period from October 28, 2014 (inception) through March 31, 2015 contained an uncertainty about the Company's ability to continue as a going concern.

During the Company's most recent fiscal year, the subsequent interim periods thereto, and through October 14, 2015, there were no "disagreements" (as such term is defined in Item 304 of Regulation S-K) with the Former Accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of the Former Accountant would have caused them to make reference thereto in their reports on the financial statements for such periods.

During the Company's most recent fiscal year, the subsequent interim periods thereto, and through October 14, 2015, there were no "reportable events" (as such term is defined in Item 304 of Regulation S-K).

Prior to retaining the New Accountant, the Company did not consult with the New Accountant regarding either: (i) the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any matter that was the subject of a "disagreement" or a "reportable event" (as those terms are defined in Item 304 of Regulation S-K).

On October 27, 2015, the Company provided the Former Accountant with its disclosures in the Current Report on Form 8-K disclosing the dismissal of the Former Accountant and requested in writing that the Former Accountant furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures. The Former Accountant's response is filed as an exhibit to this Current Report on Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.                       Description
-----------                       -----------

  16.1 Letter, dated October 27, 2015 from Cutler & Co. LLC to the Securities and Exchange Commission.

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
                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               ADDENTAX GROUP CORP


                               By: /s/ Otmane Tajmouati
                                   ---------------------------------------------
                               Name:  Otmane Tajmouati
                               Title: President, Chief Executive
                                      and Financial Officer

Date: October 27, 2015

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